SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2003

INTEREP NATIONAL RADIO SALES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-28395	13-1865151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 916-0700

(Former name or former address, if changed since last report.)

Item 5. Other Events.

On May 28, 2003, we received a notice from Nasdaq regarding its intention to delist our common stock from the SmallCap Market. Please see our press release attached to this Report as an exhibit.

Item 7. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description

99.1	Text of press release, dated June 2, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEREP NATIONAL RADIO SALES, INC. (Registrant)

Date: June 4, 2003	By:	/s/ WILLIAM J. MCENTEE, JR.
William J. McEntee, Jr. Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Text of press release, dated June 2, 2003.